Income taxes (Details 1) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income tax benefit (provision) computed at the statutory rate (US & France)	$ 2,224	$ 2,860	$ 2,922
Deferred Tax Allowance	(4,738)	(2,860)	(2,922)
Business Tax	(56)	(192)	(209)
Non Taxable remeasurement of fair value accounting	7,303	0	0
Temporary differences	(31)	0	0
Total	$ 4,702	$ (192)	$ (209)